                                             TOYOTA MOTOR CREDIT CORPORATION
                          SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
        DISTRIBUTION DATE OF FEBRUARY 18, 2003 FOR THE COLLECTION PERIOD JANUARY 1, 2003 THROUGH JANUARY 31, 2003

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                                                                                                                       Subordinated
                                                    Class A-1         Class A-2        Class A-3       Class A-4       ------------
                                                    ---------         ---------        ---------       ---------         Seller's
                               Total                 Balance           Balance          Balance         Balance          Interest
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POOL DATA - ORIGINAL
DEAL PARAMETERS
-------------------
  Securities Balance   $1,455,000,000.00         $430,000,000.00  $320,000,000.00   $498,000,000.00  $207,000,000.00
  Subordinate Tranche     $44,995,380.00                                                                              $44,995,380.00
  Receivables Pool
    Balance            $1,499,995,380.00
  Principal Factor            1.00000000              1.00000000       1.00000000        1.00000000       1.00000000      1.00000000
  Rate                                                  1.80000%           2.088%           2.6500%           3.344%        N/A
  Final Scheduled
    Payment Date                               November 17, 2003   March 15, 2005 November 15, 2006     May 15, 2009    May 15, 2009
  Number of Contracts             94,755
  Weighted Average
    A.P.R.                         6.26%
  Weighted Average
    Remaining Term                 49.53 months
  Servicing Fee Rate               1.00%

POOL DATA - PRIOR
MONTH
-----------------
  Securities Balance   $1,304,189,948.35         $279,189,948.35  $320,000,000.00   $498,000,000.00  $207,000,000.00
  Subordinate Tranche     $44,995,380.00                                                                              $44,995,380.00
  Receivables Pool
    Balance            $1,349,185,328.35
  Securities Pool
    Factor                    0.89635048              0.64927895       1.00000000        1.00000000       1.00000000      1.00000000
  Number of Contracts             90,824
  Weighted Average
    A.P.R.                         6.26%
  Weighted Average
    Remaining Term                 46.99 months
  Precompute and
    Simple Interest
    Advances               $1,591,290.11
  Payahead Account
    Balance                  $179,499.30
  Interest Shortfall               $0.00                   $0.00            $0.00             $0.00            $0.00      N/A
  Principal Shortfall              $0.00                   $0.00            $0.00             $0.00            $0.00

POOL DATA - CURRENT
MONTH
-------------------
  Securities Balance   $1,253,101,279.02         $228,101,279.02  $320,000,000.00   $498,000,000.00  $207,000,000.00
  Subordinate Tranche     $44,995,380.00                                                                              $44,995,380.00
  Receivables Pool
    Balance            $1,298,096,659.02
  Securities Pool
    Factor                    0.86123799              0.53046809       1.00000000        1.00000000       1.00000000
  Number of Contracts             89,301                                                                                  1.00000000
  Weighted Average
    A.P.R.                         6.26%
  Weighted Average
    Remaining Term          46.13 months
  Precompute and
    Simple Interest
    Advances               $1,397,587.00
  Payahead Account
    Balance                  $186,245.26
  Interest Shortfall               $0.00                   $0.00            $0.00             $0.00            $0.00      N/A
  Principal Shortfall              $0.00                   $0.00            $0.00             $0.00            $0.00      N/A
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RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                                       $0.00
  Specified Reserve Account Percentage                                                                                         0.00%
  Specified Reserve Account Amount                                                                                             $0.00
  Specified Reserve Account Percentage (if Condition i or ii met)                                                              3.50%
  Specified Reserve Account Amount (if Condition i or ii met)                                                         $43,858,544.77

  Beginning Balance                                                                                                            $0.00
  Total Withdraw                                                                                                               $0.00
  Amount Available for Deposit to the Reserve Account                                                                  $3,350,872.15
                                                                                                                      --------------
  Reserve Account Balance Prior to Release                                                                             $3,350,872.15
  Reserve Account Required Amount                                                                                              $0.00
  Reserve Account Release to Seller                                                                                    $3,350,872.15
                                                                                                                      --------------
  Ending Reserve Account Balance                                                                                               $0.00
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


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REVOLVING LIQUIDITY NOTE
  Total Amount Available                                                                                               $7,499,977.00

  Beginning of Period Balance                                                                                                  $0.00
  Draws                                                                                                                        $0.00
  Reimbursements                                                                                                               $0.00
                                                                                                                       -------------
  End of Period Balance                                                                                                        $0.00

  Current Period Undrawn Amount                                                                                        $7,499,977.00
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


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LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                                                        Vehicles          Amount
                                                                                                        --------          ------
  Liquidated Contracts                                                                                     17
  Gross Principal Balance of Liquidated Receivables                                                        --           $302,631.46
  Net Liquidation Proceeds Received During the Collection Period                                                       ($197,937.53)
  Recoveries on Previously Liquidated Contracts                                                                            ($727.31)
                                                                                                                       ------------
  Aggregate Credit Losses for the Collection Period                                                                     $103,966.62
                                                                                                                       ------------

                                                                                                                       ------------
  Cumulative Credit Losses for all Periods                                                                 27           $142,864.15
                                                                                                           --          ------------
  Repossessed in Current Period                                                                            21
                                                                                                           --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                         Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                     Charge-Off Rate
    Second Preceding Collection Period                                                                                         0.01%
    First Preceding Collection Period                                                                                          0.02%
    Current Collection Period                                                                                                  0.09%

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CONDITION (I) (CHARGE-OFF RATE)
Three Month Average                                                                                                            0.04%
Charge-off Rate Indicator ( > 2.25%)                                                                               CONDITION NOT MET
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

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DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------

                                                                           Percent    Contracts     Percent           Amount
                                                                           -------    ---------     -------           ------
  30-59 Days Delinquent                                                      0.48%         427        0.52%            $6,736,750.23
  60-89 Days Delinquent                                                      0.09%          83        0.11%            $1,413,022.85
  Over 89 Days Delinquent                                                    0.06%          55        0.06%              $814,424.22
                                                                                           ---                        --------------
  Total Delinquencies                                                                      565                         $8,964,197.30
  -------------------                                                                      ===                         =============
  Repossessed Vehicle Inventory                                                             35 *
   * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                         0.08%
    First Preceding Collection Period                                                                                          0.11%
    Current Collection Period                                                                                                  0.15%

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CONDITION (II) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                            0.11%
Delinquency Percentage Indicator ( > 2.25%)                                                                        CONDITION NOT MET
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

                                             TOYOTA MOTOR CREDIT CORPORATION
                          Servicer's Certificate -- Toyota Auto Receivables 2002-C Owner Trust
        Distribution Date of February 18, 2003 for the Collection Period January 1, 2003 through January 31, 2003

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                                                                                                                        Subordinated
                                                            Class A-1         Class A-2      Class A-3      Class A-4   ------------
                                                            ---------         ---------      ---------      ---------     Seller's
                                             Total           Balance           Balance        Balance        Balance      Interest
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received            $50,786,037.87
  Interest Payments Received              $7,487,621.86
  Net Precomputed Payahead Amount            ($6,745.96)
  Aggregate Net Liquidation
    Proceeds Received                       $198,664.84
  Principal on Repurchased Contracts              $0.00
  Interest on Repurchased Contracts               $0.00
                                        ----------------
  Total Collections                      $58,465,578.61
  Net Simple Interest Advance Amount       ($176,340.14)
  Net Precomputed Advance Amount            ($17,362.97)
                                        ----------------
  Total Available Amount                 $58,271,875.50

AMOUNTS DUE
  Servicing Fee                           $1,124,321.11
  Accrued and Unpaid Interest             $2,708,012.91
  Principal                              $51,088,669.33
  Reserve Account                         $3,350,872.15
                                        ----------------
  Total Amount Due                       $58,271,875.50

ACTUAL DISTRIBUTIONS
  Servicing Fee                           $1,124,321.11
  Interest                                $2,708,012.91       $474,622.91    $556,800.00    $1,099,750.00    $576,840.00     N/A
  Principal                              $51,088,669.33    $51,088,669.33          $0.00            $0.00          $0.00      $0.00
  Reserve Account                         $3,350,872.15
                                        ----------------  ---------------   -------------  ---------------  -------------  ---------
  Total Amount Distributed               $58,271,875.50    $51,563,292.24    $556,800.00    $1,099,750.00    $576,840.00      $0.00
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

------------------------------------------------------------------------------------------------
Monthly Information by Type of Loan
------------------------------------
Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                   $472,417.73
  Prepayments in Full                                         49 contracts          $237,243.84
  Repurchased Receivables Principal                                                       $0.00
  Payments Behind/Ahead on Repurchased Receivables                                        $0.00
  Total Collections                                                                 $795,527.39
  Advances - Reimbursement of Previous Advances                                      $17,362.97
  Advances - Current Advance Amount                                                       $0.00
  Payahead Account - Payments Applied                                                     $0.00
  Payahead Account - Additional Payaheads                                             $6,745.96

Simple Interest Contracts
-------------------------
  Collected Principal                                                            $31,347,693.26
  Prepayments in Full                                       1457 contracts       $18,728,683.04
  Collected Interest                                                              $7,401,756.04
  Repurchased Receivables Principal                                                       $0.00
  Repurchased Receivables Interest                                                        $0.00
  Advances - Reimbursement of Previous Advances                                     $176,340.14
  Advances - Current Advance Amount                                                       $0.00

------------------------------------------------------------------------------------------------

                                             TOYOTA MOTOR CREDIT CORPORATION
                           SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
      DISTRIBUTION DATE OF FEBRUARY 18, 2003 FOR THE COLLECTION PERIOD OF JANUARY 1, 2003 THROUGH JANUARY 31, 2003

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                                                                                Class A2                      Class A4
                                                                                --------                      --------
                                                                                Balance                        Balance
------------------------------------------------------------------------------------------------------------------------------------

NOTE RATES FOR FEBRUARY 18, 2003 PAYMENT DATE
One Month LIBOR                                                                  1.37000%                      1.37000%
Spread                                                                           0.02000%                      0.05000%
                                                                                ---------                     ---------
Note Rates:                                                                      1.39000%                      1.42000%

Number of Days in Interest Period (Days)                                                      34                              34

INTEREST PAYMENTS
Interest Calculation for Current Interest Period                                      420,088.89                      277,610.00
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                  556,800.00                      576,840.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                                 556,800.00                      576,840.00
   Proration %                                                      0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                               420,088.89                      277,610.00
   Interest Payment to Noteholders (Swap Payments Incoming)                           420,088.89                      277,610.00

Net Swap Payment due to / (received from) Swap Counterparty                          (136,711.11)                    (299,230.00)




PRINCIPAL PAYMENTS
Beginning Notional Balance                                                        320,000,000.00                  207,000,000.00
Principal Payment due to Investors                                                           --                              --
Ending Notional Balance                                                           320,000,000.00                  207,000,000.00


Swap Termination Payment                                                                N/A                             N/A


NOTE RATES FOR MARCH 17, 2003 PAYMENT DATE
One Month LIBOR                                                                  1.34000%                      1.34000%
Spread                                                                           0.02000%                      0.05000%
                                                                                ---------                     ---------
Note Rates:                                                                      1.36000%                      1.39000%

Number of Days in Interest Period (Days)                                                      27                              27

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


I hereby certify to the best of my knowledge that the report provided is true and correct.


 /s/ Angela Burraston
------------------------
Angela Burraston
ABS Accounting Manager